LITTMAN & KROOKS, P.C.
                              120 WEST 45TH STREET
                               NEW YORK, NY 10036
                                  (212)768-4646


                                               July 24, 1994


Filing Desk
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re: The Village Green Bookstore, Inc.
         Commission File No. 0-16007
         ---------------------------------

Ladies and Gentlemen:

     On behalf of The Village Green Bookstore, Inc. (the "Company"), and pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, enclosed for filing is the Company's preliminary proxy statement on Schedule 14A and related form of proxy for the Annual Meeting of Shareholders of the Company, which meeting is being called to (i) elect directors, (ii) ratify the appointment of independent accountants for the Company's fiscal year ending January 28, 1996, (iii) amend the Company's 1993 Stock Option Plan and (iv) change the Company's state of incorporation from New York to Delaware.

     The Company intends to release definitive copies of the proxy statement, form of proxy and annual report to its shareholders on August 4, 1995.

     Also enclosed is a cover page in the form of Schedule 14A pursuant to Rule 14a-6(m). Please be advised that the required filing fee pursuant to Rule 0-11(c)(1)(ii) in the amount of $125 has been wire transferred to the Commission's "lockbox," Account number 910-8739, ABA number 043000261.

     On a supplemental basis, please be advised that in May 1991, Mr. Steven B. Sands, a Director of the Company, consented to an order by the Commissioner of Securities of the State of Wisconsin whereby Mr. Sands agreed not to transact business in Wisconsin until licensed as a securities agent therein. Mr. Sands subsequently has been so licensed. The Registrant respectfully submits that disclosure of the foregoing in the proxy statement is omitted on the grounds that it is not material to an evaluation of the ability or integrity of Mr. Sands to serve on the Board of Directors of the Company.

     This filing is being effected by direct transmission to the Commission's EDGAR System.

                                           Very truly yours,



                                           Cynthia Wong

cc:  Raymond C. Sparks

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [x]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement         [ ] Confidential, for Use of the Com-
                                            mission Only (as permitted by
                                            Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       THE VILLAGE GREEN BOOKSTORE, INC.
- --------------------------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14A-6(i)(1), or
    14a-6(i)(2)

[ ] $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11

    1)  Title of each class of securities to which transaction applies:


        --------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:


        --------------------------------------------------------------
    3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


        --------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:


        --------------------------------------------------------------
    5)  Total fee paid:


        --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     1) Amount previously Paid:


        --------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        --------------------------------------------------------------
     3) Filing Party:


        --------------------------------------------------------------
     4) Date Filed:

                        THE VILLAGE GREEN BOOKSTORE, INC.

                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON SEPTEMBER 7, 1995

                         -------------------------------


     NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Shareholders of The Village Green Bookstore, Inc. (the "Company") will be held on September 7, 1995 at 10:00 a.m. local time, at The Rochester Plaza Hotel, 70 State Street, Rochester, New York 14614, for the following purposes:

     (i) to elect the list of nominees for election as Directors of the Company;

     (ii) to ratify the appointment of the accounting firm of Deloitte & Touche LLP as the Company's independent accountants;

     (iii) to approve an amendment to the Company's 1993 Stock Option Plan to increase shares available for grant from 200,000 shares to 400,000 shares;

     (iv)    to approve the Company's reincorporation from New York to Delaware;
             and

     (v) to transact such other business as may properly be brought before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on July 31, 1995 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     The Board of Directors unanimously  recommends that shareholders vote "FOR"
(i) the election of the list of nominees as Directors of the Company; (ii) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ended January 28, 1996; (iii) the amendment to the Company's 1993 Stock Option Plan to increase shares available for grant from 200,000 shares to 400,000 shares; and (iv) the Company's reincorporation from New York to Delaware.

     You are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, however, you are requested to mark, sign, date and return the accompanying proxy as soon as possible.



                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        John W. Borek
                                        Secretary

Rochester, New York
August 4, 1995

================================================================================
                             YOUR VOTE IS IMPORTANT

     To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. To revoke a proxy, you must submit to the Secretary of the Company, prior to voting, either a signed instrument of revocation or a duly executed proxy bearing a date or time later than the proxy being revoked. If you attend the meeting, you may vote in person even if you previously returned a proxy.
================================================================================

                        THE VILLAGE GREEN BOOKSTORE, INC.
                               1357 Monroe Avenue
                            Rochester, New York 14618

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                SEPTEMBER 7, 1995
                            ------------------------

                                 PROXY STATEMENT

                            ------------------------


     The accompanying proxy is solicited by the Board of Directors of The Village Green Bookstore, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company to be held on September 7, 1995 at 10:00 a.m. Eastern Daylight Time, at the Rochester Plaza Hotel, 70 State Street, Rochester, New York 14614 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and described therein, and at any adjournments thereof.

     This proxy statement is being furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting to:

     (i) elect the list of nominees for election as Directors of the Company;

     (ii) ratify the appointment of the accounting firm of Deloitte & Touche LLP as the Company's independent accountants;

     (iii) approve an amendment to the Company's 1993 Stock Option Plan to increase shares available for grant from 200,000 shares to 400,000 shares; and

     (iv)    approve the Company's reincorporation from New York to Delaware.

     The record date for determining shareholders of record eligible to vote at the Annual Meeting is July 31, 1995.

     This proxy statement and the accompanying proxy are being sent to shareholders commencing on or about August 4, 1995. In addition to the solicitation of proxies by mail, regular officers and employees of the Company may solicit the return of proxies by mail, telephone, telegram or personal contact. The Company will pay the cost of soliciting proxies in the accompanying form. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners.


================================================================================
IMPORTANT -

           IF YOU WISH TO VOTE IN PERSON, YOU MUST ATTEND THE MEETING
                             IN ROCHESTER, NEW YORK.

================================================================================

                    VOTING RIGHTS AND SOLICITATION OF PROXIES


Record Date and Share Ownership

     The Board of Directors of the Company has fixed the close of business on July 31, 1995 as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its Common Stock. On the Record Date, there were 3,741,155 shares of Common Stock issued and outstanding.

Proxies and Revocation of Proxies

     All duly executed proxies in the enclosed form are solicited by the Board of Directors of the Company in order to provide each shareholder an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not the shareholder attends in person. All proxies received prior to the Annual Meeting pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld or the holder has elected to abstain and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. In the absence of specific directions, properly executed proxies will be voted (i) "FOR" the election of the list of nominees as Directors of the Company; (ii) "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ended January 28, 1996; (iii) "FOR" the amendment to the Company's 1993 Stock Option Plan to increase shares available for grant from 200,000 shares to 400,000 shares; and (iv) "FOR" the Company's reincorporation from New York to Delaware.

     Any shareholder giving a proxy has the power to revoke the proxy prior to its exercise. A proxy may be revoked (a) by delivering to the Secretary of the Company at or prior to the Annual Meeting an instrument of revocation or a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked or (b) at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Quorum and Voting

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date constitutes a quorum for the transaction of business by such holders at the Annual Meeting. Each share of Common Stock, the only securities of the Company entitled to vote at the Annual Meeting, will be entitled to one vote at such Annual Meeting. There are no cumulative voting rights with respect to the Common Stock.

     Directors are elected by a plurality of votes cast. A majority of votes cast is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and to approve the amendment to the Company's 1993 Stock Option Plan. However, two-thirds of votes cast is required to approve the Company's reincorporation in Delaware. Under the law of New York, the Company's state of incorporation, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes, and withheld votes will not be considered "votes cast" based upon the Company's understanding of state law requirements and the Company's Certificate of Incorporation and Bylaws.

Other Proposals

     The Board is unaware of any matter other than the foregoing that is expected to be presented for consideration at the Annual Meeting. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth the beneficial ownership of Common Stock as of July 31, 1995 of (a) each Director and nominee for election as a Director,
(b) each executive officer, and (c) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock. The Company believes that, except as otherwise stated, the beneficial holders listed below have sole voting and investment power regarding the shares of Common Stock reflected as being beneficially owned by them.

                            Shares Beneficially Owned
                            -------------------------

                                                 Number              Percent
                                                  of                   of
Name and Address(1)                             Shares(2)            Shares
- -------------------                             ---------            ------
Raymond C. Sparks                               150,000(3)            3.85%
Steven B. Sands                                 379,000(4)           10.07%
John P. Holmes                                  130,000(5)            3.47%
John W. Borek                                    20,100(6)            0.53%
Michael S. Smith(7)                                 --                  --
Martin S. Sands(8)                              379,000(9)           10.07%
Sands Brothers & Co., Ltd.(8)                   260,000               6.95%
Mark Kalimian(10)                               229,000(11)           5.96%
All Directors and Executive
   Officers as a Group
   (5 persons)                                  679,100(12)          17.28%

- ----------

(1) Unless otherwise indicated, the address of each of the persons listed below is 1357 Monroe Avenue, Rochester, New York 14618.

(2) Shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options, warrants or other rights are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for computing the percentage ownership of any other person shown in the table. Does not include 200,000 shares of Common Stock purportedly issuable to Robert Todd Investment Group, Inc. ("Todd") pursuant to a December 1989 agreement between Todd and the Company. The Company does not believe that Todd has performed any obligations under said agreement and, therefore, is not entitled to said shares.

(3) Includes 103,500 shares of Common Stock subject to exercise by Mr. Sparks in connection with non-qualified stock options and 46,500 shares of Common Stock subject to exercise by Mr. Sparks in accordance with the 1987 Stock Option Plan. Does not include 30,000 shares of Common Stock underlying options which Mr. Sparks does not have the right to acquire within 60 days from the date of this proxy statement.

(4) Includes (i) 260,000 shares of Common Stock held by Sands Brothers & Co., Ltd. ("Sands Brothers"); and (ii) an aggregate of 99,500 shares of Common Stock and 19,500 Redeemable Warrants owned by four private limited partnerships which Mr. Steven B. Sands may be deemed to control. Mr. Steven
     B. Sands is the brother of Mr. Martin S. Sands.

(5) Includes 80,000 shares of Common Stock beneficially owned by Mr. Holmes' wife. Mr. Holmes disclaims beneficial ownership of all shares owned by his wife.

(6) Includes 20,000 shares of Common Stock subject to exercise by Mr. Borek in accordance with the 1987 Stock Option Plan. Does not include 30,000 shares of Common Stock underlying options which Mr. Borek does not have the right to acquire within 60 days from the date of this proxy statement.

(7) The address of Mr. Michael S. Smith is c/o H.J. Meyers & Co., Inc., 1895 Mount Hope Avenue, Rochester, New York 14620.

(8) The address of Mr. Martin S. Sands is c/o Sands Brothers, 101 Park Avenue, New York, New York, 10178.

(9)  Includes  (i) 260,000  shares of Common Stock held by Sands  Brothers;  and
     (ii) an aggregate of 99,500 shares of Common Stock and 19,500 immediately exercisable Redeemable Warrants owned by four private limited partnerships which Mr. Martin S. Sands may be deemed to control. Mr. Martin S. Sands is the brother of Mr. Steven B. Sands.

(10) The address of Mr. Mark Kalimian is c/o Abington Holding, 950 Third Avenue, New York, New York 10022.

(11) Includes 100,000 shares underlying a warrant held by Mr. Kalimian.

(12) Consists of Raymond C. Sparks, John W. Borek, Steven B. Sands and John P. Holmes. Also includes Michael S. Smith, the nominee for election as Director.

                       PROPOSAL I - ELECTION OF DIRECTORS


     A board of five Directors will be elected at the Annual Meeting by the holders of Common Stock, to hold office until their successors have been elected and qualified. It is intended that, unless authorization to do so is withheld, the proxies will be voted "FOR" the election of the Director nominees named below. Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. However, if any nominee shall become unable to stand for election as a Director at the Annual Meeting, an event not now anticipated by the Board, the proxy will be voted for a substitute designated by the Board.

     The nominees are listed below with brief statements of their principal occupation and other information. A listing of the nominees' beneficial ownership of Common Stock appears on the preceding pages under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." All of the nominees listed below currently are Directors, except for Mr. Michael S. Smith. On June 27, 1995, the Board of Directors, pursuant to authority vested in it by the Company's Bylaws, created a fifth seat on the Board. Mr. Smith has been nominated by the Board of Directors to fill the vacancy created by the establishment of the fifth seat on the Board.

Name of Nominees                     Age             Director Since                 Principal Occupation
- ----------------                     ---             --------------                 --------------------
Raymond C. Sparks                    45              June 1993                      Chairman of the Board,
                                                                                    President, Chief
                                                                                    Executive Officer,
                                                                                    Treasurer, Chief
                                                                                    Financial Officer and
                                                                                    Chief Operating Officer
                                                                                    of the Company

Steven B. Sands                      36              June 1993                      Co-Chairman and Chief
                                                                                    Executive Officer of
                                                                                    Sands Brothers & Co.,
                                                                                    Ltd.

John W. Borek                        46              December 1986                  Vice President of
                                                                                    Marketing and Secretary
                                                                                    of the Company

John P. Holmes                       57              October 1993                   Managing Director of
                                                                                    Sands Brothers & Co.,
                                                                                    Ltd.

Michael S. Smith                     41              n/a                            Managing Director of
                                                                                    H.J. Meyers & Co., Inc.

     The term of office of each person elected as a Director will continue until the Company's next Annual Meeting of Shareholders or until his successor has been elected.

     Raymond C. Sparks became the Company's President, Chairman and Chief Executive Officer on June 28, 1993. Mr. Sparks has eight years of public accounting experience in South Africa with Ernst & Young and later, with Webb & Company. Since 1979, Mr. Sparks has concentrated in the retail industry, primarily in supermarket and specialty stores, in both operational and financial capacities. Mr. Sparks was the Chief Operating/Financial Officer of Burke & Burke (New York) in 1991. Mr. Sparks was Vice President of Conston Corporation, an apparel retailer located in Philadelphia before he joined the Company in June 1993. Mr. Sparks holds the professional qualification of Chartered Accountant (C.A.(S.A.)), and was awarded a Bachelor of Commerce (with honors) degree in Financial Accounting by the University of Cape Town, South Africa.

     John W. Borek has been a Director of the Company since 1986. Mr. Borek has been Vice-President of Marketing and Merchandise since 1986. He has been employed by the Company since 1982.

     Steven B. Sands became a Director of the Company on June 28, 1993. Mr. Sands has been engaged in the investment banking business since 1980. Since 1990, Mr. Sands has been Co-Chairman and Chief Executive Officer of Sands Brothers & Co., Ltd., an investment banking firm. Mr. Sands is a director of Semi-Conductor Packaging Materials Co. (semiconductor components manufacturer), Digital Solutions, Inc. (payroll and related services), Command Security Corp. (security guards), Wholesale Cellular USA, Inc. (cellular telephone distributor), Financing for Science International, Inc. (scientific equipment leasing) and IWI Holding Limited (jewelry design, manufacture and distribution), each a publicly traded company.

     John P. Holmes has been a Director of the Company since October 29, 1993. Mr. Holmes has been a Managing Director of Sands Brothers & Co., Ltd. since January 1993. Mr. Holmes has been engaged in the investment banking business since 1962 and also is a private investor.

     Michael S. Smith is the Managing Director of Corporate Finance at H.J. Meyers & Co., Inc. (f/k/a Thomas James Associates, Inc.) ("H.J. Meyers"), an investment banking firm which acted as the managing underwriter of the Company's 1995 public offering. Mr. Smith serves on the Board of Directors of The Bhirud MidCap Growth Fund, a publicly traded mutual fund. Mr. Smith has been with H.J. Meyers since May 1991, and from 1987 until 1991 was an attorney with the law firm of Harter, Secrest, & Emery. Mr. Smith received a B.A. from Cornell University and a J.D. from Cornell University School of Law.

     The Board of Directors held 21 meetings in the fiscal year ended January 29, 1995 ("Fiscal Year 1995"), including written consents in lieu of meetings. All members of the Board of Directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors.

     Each Director is elected for a period of one year at the Company's Annual Meeting of shareholders and serves until his successor is duly elected by the shareholders. Officers are elected by and serve at the discretion of the Board of Directors. Directors of the Company currently receive no compensation for their service as a Director.

     The Board of Directors does not have a standing audit, nominating or compensation committee. The Stock Option Committee (the "Committee") of the Board of Directors held one meeting in Fiscal Year 1995. The Committee currently consists of Messrs. John P. Holmes and Steven B. Sands. If elected to the Board of Directors, Mr. Michael S. Smith is expected to be appointed to the Committee.

     The Board of Directors unanimously recommends that the shareholders vote "FOR" the election as Directors of the nominees listed above.

                               EXECUTIVE OFFICERS


         The executive officers of the Company are as follows:

                                                                                                Executive
                                                       Position(s) with the                     Officer of the
Name                                 Age               Company                                  Company Since
- ----                                 ---               -------                                  -------------
Raymond C. Sparks                    45                Chairman of the Board of                 June 1993
                                                       Directors, President,
                                                       Chief Executive Officer,
                                                       Treasurer, Chief
                                                       Financial Officer and
                                                       Chief Operating Officer

John W. Borek                        46                Director, Vice President                 June 1986
                                                       of Marketing and
                                                       Merchandise and
                                                       Secretary

     Additional information regarding Messrs. Raymond C. Sparks and John W. Borek is included in the preceding pages under "PROPOSAL I - ELECTION OF DIRECTORS."


                             EXECUTIVE COMPENSATION


Summary Compensation Table

     The following table discloses the compensation for the persons who served as the Company's Chief Executive Officer during Fiscal Year 1995, January 30, 1994 ("Fiscal Year 1994"), and January 31, 1993 ("Fiscal Year 1993"). No other executive officer of the Company had total compensation in excess of $100,000 for the Fiscal Years 1995, 1994 and 1993.

                                            SUMMARY COMPENSATION TABLE


                                                           Annual Compensation                       Long-Term Compensation
- ------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Position         Fiscal           Salary*         Bonus           Other         Securities         All
                                    Year              ($)             ($)            Annual        Underlying         Other
                                    ending                                           Compen-       Options (#)        Compen-
                                    1/29-30-31                                       sation                           sation
                                                                                      ($)                               ($)
- ------------------------------------------------------------------------------------------------------------------------------------
Raymond C. Sparks                   1995             $100,096        $0              (1)            30,000            $ 20,400
- ------------------------------------------------------------------------------------------------------------------------------------
Raymond C. Sparks, CEO              1994             $ 72,596        $0              (1)           150,000            $0
since June 28, 1993
- ------------------------------------------------------------------------------------------------------------------------------------
Paul Adams, CEO                     1994             $ 70,192        $0              (2)                 0            $0
until June 28, 1993
- ------------------------------------------------------------------------------------------------------------------------------------
Paul Adams, CEO                     1993             $104,403        $0              (2)                 0            $0
====================================================================================================================================

     (1) Other annual compensation for Mr. Sparks, including the use of a Company car and health insurance benefits is not reported because the aggregate of such amounts does not exceed the lesser of $50,000 or 10% of Mr. Sparks' annual salary and bonus for the periods indicated.

     (2) Other annual compensation for Mr. Adams, which included the use of a Company car, health insurance benefits, and a store charge account, is not reported because the aggregate of such amounts does not exceed the lesser of $50,000 or 10% of Mr. Adams' annual salary and bonus for the years indicated. Mr. Adams also receives rent from the Company as landlord of the Company's flagship store located at 766 Monroe Avenue, Rochester, New York.

     The foregoing table does not give effect to compensation which may be deemed to have been made to Steven B. Sands, a director of the Company, in his capacity as a control person of Sands Brothers & Co., Ltd. in connection with the Company's June 1993 and April 1994 private placements. See "Certain Relationships and Related Transactions."

     The following table provides information with respect to individual stock options granted during Fiscal Year 1995 to each of the named executive officers (the "Named Executives").


                        OPTION GRANTS IN LAST FISCAL YEAR

=============================================================================================================
                              Number of
                              Securities             Percent of Total
                              Underlying             Options Granted
                              Options Granted        to Employees in        Exercise or Base
                              (1) (#)                Fiscal Year            Price                  Expiration
      Name                                                                  ($/Sh)                 Date
- -------------------------------------------------------------------------------------------------------------
Raymond C. Sparks             30,000                 26.5%                  $3.875                 12/31/99
- -------------------------------------------------------------------------------------------------------------
John W. Borek                 30,000                 26.5%                  $3.875                 12/31/99
=============================================================================================================

     (1) These options were granted during Fiscal Year 1995 pursuant to the Company's 1993 Stock Option Plan. Each of Messrs. Sparks' and Borek's options will vest as follows: 25,000 on December 31, 1995 and 5,000 on September 15, 1996.

     The following table sets forth information concerning the value of unexercised stock options held by the Named Executives as of January 29, 1995. No stock options were exercised by the Named Executives in Fiscal Year 1995.


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

=====================================================================================================================
                                                                     Number of Securities        Value of Unexercised
                                                                     Underlying                  In-the-Money Options
                                                                     Unexercised Options         at Fiscal Year End
                                                                     at Fiscal Year End          (1)
                              Shares
                              Acquired on         Value              Exercisable/                Exercisable/
Name                          Exercise (#)        Realized ($)       Unexercisable               Unexercisable
- ---------------------------------------------------------------------------------------------------------------------
Raymond C. Sparks             --                  N/A                150,000 / 30,000            $313,500/ -
- ---------------------------------------------------------------------------------------------------------------------
John W. Borek                 --                  N/A                20,000 / 30,000             $43,600/ -
=====================================================================================================================

     (1) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options (in the case of Mr. Sparks, $1.97, and in the case of Mr. Borek, $1.88 (the weighted average exercise price of Mr. Borek's options) and the year-end market value (the average of the closing bid and asked prices of the Company's Common Stock on January 27, 1995, or $4.06.

The Company does not have a stock appreciation rights plan, any long-term compensation plan, or any pension plan requiring funding.

Employment Agreements

     On June 28, 1993, the Company entered into an employment agreement with Mr. Raymond C. Sparks, who became the Company's President, Chairman and Chief Executive Officer on that date. This agreement, which has a term of three years, provides for a base annual salary of $125,000, with salary increases and bonuses to be determined by the Board of Directors in its discretion. In addition, pursuant to Mr. Sparks' employment agreement, the Company has advanced $17,153 to Mr. Sparks during the current fiscal year for expenses related to the relocation of Mr. Sparks and his family to the Rochester, New York area. On April 21, 1995, Mr. Sparks reimbursed the Company for this advance.

     On June 28, 1993 the Company entered into a one year employment agreement with Mr. John W. Borek, the Company's Vice President for Marketing and Merchandise, Secretary and a Director of the Company. This agreement provided for an annual salary of $60,000. Mr. Borek currently has an oral employment arrangement with the Company at an annual salary of $60,000.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 28, 1993 (the "1993 Closing Date"), the Company consummated a private placement (the "1993 Private Placement") of 20 units with 34 investors, including four investors affiliated with Mr. Steven B. Sands, a Director of the Company, in the aggregate amount of $2 million, each unit consisting of (i) a 7.5% senior secured subordinated note in the principal amount of $90,000 (collectively, the "1993 Notes") and (ii) 20,000 shares of Common Stock at a purchase price of $0.50 per share. To secure the obligations under the 1993 Notes, the Company granted a security interest in substantially all the assets of the Company and pledged the capital stock in each of the Company's subsidiaries in favor of the investors of the 1993 Private Placement. The 1993 Notes were retired from a portion of the net proceeds of the Company's Public Offering and such security interests and pledges were released at such time.

     Sands Brothers & Co., Ltd. ("Sands Brothers") acted as placement agent for the 1993 Private Placement. Mr. Sands is a principal of Sands Brothers. Mr. John
P. Holmes, a Director of the Company, is a Managing Director of Sands Brothers. In addition to receiving a ten (10%) percent sales commission ($200,000) and a three (3%) percent expense allowance ($60,000), on the 1993 Closing Date, Sands Brothers received, directly and as nominee for certain of its employees, warrants to purchase 500,000 shares of Common Stock, at an exercise price of $0.50 per share. On the 1993 Closing Date, the closing bid and asked prices for the Common Stock as reported by NASDAQ were $1 13/16 and $2 1/8 per share,
respectively.   These  warrants  were  exercisable  for  five  years  commencing
September 27, 1993. On July 28, 1993, Sands Brothers divided up 215,000 Placement Agent Warrants among certain of its employees. On the 1993 Closing Date, the Company also agreed to pay Sands Brothers a graduated finder's fee consisting of 5% of the first $1 million of consideration; 4% on the second $1 million; 3% on the third $1 million; 2% on the fourth $1 million; and 1% on the fifth $1 million and above, in the event that Sands Brothers originates a merger, acquisition, joint venture or other transaction to which the Company is a party, which transaction is consummated by June 28, 1996. As of the date of this Annual Report, Sands Brothers has not identified any acquisition candidate for the Company. On the 1993 Closing Date, the Company also granted to Sands Brothers the right of first refusal to underwrite or place any public or private sale of debt or equity securities (excluding sales to employees) of the Company, any subsidiary or successor of the Company or any of the principal shareholders of the Company through June 28, 1996. Sands Brothers waived its right of first refusal with respect to the Company's 1995 public offering.

     In connection with the 1993 Private Placement, Paul Adams resigned his positions as the Company's President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer and Chairman of the Board of Directors, and as an officer and Director of each of the Company's subsidiaries. He was replaced in such capacities by Raymond C. Sparks. The Company and Mr. Adams entered into a one-year employment agreement pursuant to which Mr. Adams served as Manager of Real Estate Operations and received a salary of $50,000 per annum. Such agreement expired on June 28, 1994.

     In order to induce Sands Brothers to proceed with the 1993 Private Placement, on the 1993 Closing Date, the Company and Mr. Paul Adams entered into an affiliate agreement (the "Affiliate Agreement") pertaining to certain transactions and relationships between the Company and Mr. Adams. The Company believes that the transactions contemplated by the Affiliate Agreement were as favorable to the Company as could have been obtained in arms-length negotiated transactions with unaffiliated third parties. Under the Affiliate Agreement, Mr. Adams, among other things, (a) granted to the Company an option to repurchase 186,500 shares of common stock at an exercise price of $1.00 per share (the "Adams Option"); (b) granted to the Company an option to purchase real property

(the "Option to Purchase"), which secured certain other obligations under the Affiliate Agreement; and (c) agreed to assume liability for $68,000 in loans made during Fiscal Year 1993 to Penfield Realty Holding Co., Inc. ("Penfield Realty") and William Yager as Penfield Realty's sole shareholder and former officer of the Company (the "Yager Loans"), if such Yager Loans become uncollectible after reasonable legal and collection efforts and notice is given to Mr. Adams. As security for this obligation, Mr. Adams delivered to the Company a collateral assignment of mortgage pertaining to certain real property of which Mr. Adams is the mortgagee, up to the sum of $83,000 (the "Collateral Assignment").

     On October 27, 1993, the Company obtained a judgment with respect to the Yager Loans in the amount of $88,597.62 (the "Yager Judgment"). Notwithstanding reasonable legal and collection efforts undertaken by the Company, the judgment remained unsatisfied and the Company accordingly sent notice to Mr. Adams on March 25, 1994. In a series of letters from Mr. Adams and/or his counsel, Mr. Adams has claimed that the Company improperly pursued its remedies against Yager and Penfield Realty, and as such, denied his obligation to assume liability for the Yager Loans under the Affiliate Agreement.

     On March 31, 1995, the Company entered into an agreement with Mr. Adams (the "Adams Agreement") in order to resolve certain disputes with respect to (i) the Affiliate Agreement (including, without limitation, the payment of the Yager Loans) and (ii) their relationship as landlord and tenant with respect to the premises located at 746-766 Monroe Avenue, Rochester, New York (the "Monroe Avenue Premises"), under a lease dated January 20, 1986, as amended (the "Monroe Avenue Lease").

     Under the terms and conditions provided for in the Adams Agreement, (i) the parties terminated the Affiliate Agreement; (ii) the Company exercised its option with Adams and acquired 186,500 shares of the Company's Common Stock held by Adams at an exercise price of $186,500, which exercise price was offset by the repayment by Adams of $83,000, representing full payment of the Yager Loans, resulting in the net payment from the Company to Adams in the amount of $103,500; (iii) the Collateral Assignment of Mortgage Agreement between the parties dated June 28, 1993, which secured Adams' obligation to repay the Yager Loans was terminated; (iv) the Option to Purchase Real Property Agreement dated June 28, 1993 between the parties, which secured certain of Adams' obligations under the Affiliate Agreement, was terminated; (v) the parties executed a Further Modification Agreement to the Monroe Avenue Lease; (vi) the parties and Lyndon Guaranty Bank of New York, the new mortgagee of the Monroe Avenue Premises, executed a Subordination, Non-Disturbance and Attornment Agreement; and (vii) Adams executed and delivered general releases in favor of the Company, its board of directors and executive officers and its subsidiaries and the Company, its board of directors and executive officers and its subsidiaries executed and delivered general releases in favor of Adams. In addition, the Company assigned the Yager Judgment in favor of Adams.

     In connection with the 1993 Private Placement, Ms. Jessie Lazeroff tendered her resignation as a Director of the Company and its subsidiaries. Mr. Steven B. Sands was elected to the Board of Directors to fill the vacancy created by Ms. Lazeroff's resignation. Pursuant to an agreement between the Company and Sands Brothers, the Board of Directors of the Company nominated John P. Holmes as the Company's fourth Director. Mr. Holmes was elected to the Board of Directors of the Company at the Company's Annual Meeting of Shareholders on October 29, 1993.

     On March 31, 1994, Sands Brothers exercised all of the Placement Agent Warrants which it held on such date and was issued 285,000 shares of Common Stock. Mr. Holmes held 130,000 Placement Agent Warrants, which he exercised on March 31, 1994 and was issued 130,000 shares of Common Stock. An aggregate of 487,900 Placement Agent Warrants have been exercised since March 31, 1994 by Sands Brothers and certain of its employees. A Registration Statement on Form S-3 covering the 400,000 shares of Common Stock comprising a portion of the 1993 Private Placement units and the 500,000 shares of Common Stock underlying the Placement Agent Warrants was declared effective by the Commission on March 17, 1994.

     On April 28, 1994, the Company consummated a private placement (the "1994 Private Placement") with 37 investors with respect to an aggregate of $1.2 million Principal Amount 7% Convertible Senior Subordinated Debentures of the Company (the "Debentures") due two years from the date of issuance, convertible into shares of the Common Stock at any time prior to maturity, unless previously redeemed, at an initial conversion price of $5.00 per share. Sands Brothers acted as placement agent in the sale of the Debentures and received a placement fee of 8% ($96,000) for placing the Debentures plus a 2% non-accountable expense allowance ($24,000).

     The Debentures are expressly senior in right of payment to all Company obligations (but subordinated to the payment of any future bank or institutional indebtedness up to $1 million). The Debentures are redeemable, in whole only, from time to time at the option of the Company at a redemption price equal to 100% of the principal amount thereof plus accrued interest, provided that the Debentures may not be redeemed prior to maturity unless, during any period of 20 consecutive trading days ending within 30 days prior to the giving of the notice of redemption, the market price for the Common Stock is at least 125% of the conversion price, or $6.00 per share. The shares of Common Stock issuable upon conversion of the Debentures have been registered pursuant to a registration statement on Form S-3 which was declared effective by the SEC on March 15, 1995.

     In September 1994, the Company issued 100,000 shares of Common Stock and a warrant exercisable for 100,000 shares of Common Stock to Mr. Mark Kalimian. Such 100,000 shares and the shares underlying Mr. Kalimian's warrant are registered under a registration statement on Form S-3 initially filed with the Securities and Exchange Commission on January 11, 1995 (the "Resale Prospectus"). The Company has entered into an agreement with Mr. Kalimian, a principal shareholder of the Company, whereby in consideration of Mr. Kalimian waiving his registration rights, and agreeing to certain "lock up" provisions requested by H.J. Meyers, the leading underwriter of the Company's 1995 public offering, the Company reserved a portion of the net proceeds of the Company's 1995 public offering towards the payment to Mr. Kalimian of any amount by which the net proceeds of the entire 100,000 shares of Common Stock that are actually sold by Mr. Kalimian under the Resale Prospectus are less than $300,000. On May 15, 1995, the Company agreed to reduce the exercise price of Mr. Kalimian's warrant from $4.00 to $2.25, the fair market value of the Company's Common Stock on such date.

     John Borek, an officer and Director of the Company, owed $22,787 to the Company as of January 30, 1994. This advance was non-interest bearing through the year ended January 30, 1994, and during the current fiscal year is bearing interest at the rate of nine (9%) percent per annum. Although Mr. Borek has agreed to reimburse the Company for such amounts not later than June 30, 1995, such amounts are still outstanding as of the date of this Proxy Statement. On March 3, 1994, the Board of Directors of the Company, by unanimous consent, resolved that it would be the policy of the Company not to extend further loans to any officers or Directors of the Company.

     On March 23, 1995, the Company consummated a public offering through H.J. Meyers resulting in net proceeds to the Company of $5,163,500. Sands Brothers acted as a selected dealer in connection with the public offering and received aggregate selling concessions of $52,500. Pursuant to the underwriting agreement between the Company and H.J. Meyers, the Board of Directors of the Company nominated Michael S. Smith, a designee of H.J. Meyers, as the Company's fifth Director.

     On March 21, 1995, the SEC declared effective a Registration Statement on Form S-3 containing a "market making" prospectus. This prospectus may be used by Sands Brothers in connection with offers and sales in market-making transactions in the Common Stock and Redeemable Warrants of the Company. Sands Brothers may act as a principal or agent in such transactions. Sands Brothers has no obligation to make a market in the Common Stock and Redeemable Warrants and may discontinue its market-making activities at any time without notice, in its sole discretion.

     Officers, Directors and holders of five percent or more of the Company's outstanding capital stock have agreed that they will not sell any shares owned by them (or subsequently acquired under any option, warrant or convertible security owned prior to the 1995 public offering) for periods ranging from 45 days to eighteen months from March 15, 1995, without H.J. Meyers' prior written consent, provided, however, that certain limited partnerships affiliated with Steven B. Sands, a Director of the Company, are not subject to any such restrictions. In addition, of the 440,000 shares of Common Stock registered under the Resale Prospectus, (i) 240,000 shares issuable upon conversion of the Debentures are subject to "hold-back" arrangements with the Company pursuant to which they may not be resold until September 15, 1995 without H.J. Meyers' consent; (ii) 100,000 shares underlying a warrant held by Mark D. Kalimian, a principal shareholder, are subject to a lock-up agreement with H.J. Meyers pursuant to which Mr. Kalimian may not resell any of such shares until December 15, 1995 without H.J. Meyers' consent; and (iii) 100,000 shares held by Mr. Kalimian are immediately available for resale under the Resale Prospectus, subject, however, to a 1,000 share per day limitation imposed by H.J. Meyers until December 15, 1995 (which limitations may be waived by H.J. Meyers in its sole discretion).

     All future transactions and/or loans between the Company and its officers, Directors and 5% shareholders will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of the independent, disinterested directors of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 3, 4 or 5 were required for those persons, the Company believes that, except for G.L. Wilson Building Co. ("Wilson Co."), during Fiscal Year 1995, its officers, directors, and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements. The Company believes that no Form 3 was filed by Wilson Co. or any officer, director or beneficial owner thereof.

                  PROPOSAL II - RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS


     The Board believes it appropriate to submit for ratification by the shareholders its selection of Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending January 28, 1996. Deloitte & Touche LLP served as the Company's independent public accountants since September 3, 1993, prior to which time Michael F. Cronin, C.P.A. served as independent accountant for the Company since the fiscal year ended January 31, 1988.

     The reports of Michael F. Cronin, C.P.A. on the Company's financial statements for Fiscal Year 1993 and fiscal year ending January 31, 1992 ("Fiscal Year 1992") did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Fiscal Years 1992 and 1993, and through the date of Mr. Cronin's dismissal, there were no disagreements between the Company and Michael
F. Cronin, C.P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which were not resolved to the satisfaction of Michael F. Cronin, C.P.A.

     During Fiscal Years 1992 and 1993 and through the date of Mr. Cronin's dismissal, the Company did not consult with Deloitte & Touche LLP as to the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, the subject matter of a disagreement (although no disagreements have arisen) or reportable event with the former auditor.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     In the event of a negative note, the Board of Directors will reconsider its selection.

     The Board of Directors unanimously recommends that the shareholders vote "FOR" the ratification of Deloitte & Touche LLP as the Company's independent public accountants for the current fiscal year.

PROPOSAL III - AMENDMENT TO THE 1993 STOCK OPTION PLAN


     A proposal to approve an amendment to the Company's 1993 Stock Option Plan (the "1993 Plan") will be presented to shareholders at the Annual Meeting. The description of the 1993 Plan and the proposed amendment set forth below is a summary and does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 1993 Stock Option Plan itself. Copies of the 1993 Stock Option Plan are available for inspection at the principal executive offices of the Company and will be sent to shareholders of the Company upon written request.

The 1993 Stock Option Plan

     In September 1993, the Company adopted the 1993 Plan which provided for the grant by the Company of options to purchase up to an aggregate of 200,000 shares of the Company's authorized but unissued Common Stock (subject to adjustment in certain cases, including stock splits, recapitalizations and reorganizations) to officers, directors, employees and consultants of the Company.

     The 1993 Plan is administered by the Board of Directors or the Stock Option Committee (the "Committee"), such Committee currently consisting of Steven B. Sands and John P. Holmes, who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee has the authority to select the recipients of options and determine the terms of options granted under the 1993 Plan. The Board of Directors may, in its discretion, reserve to itself any or all of the authority and responsibility of the Committee with respect to awards of options to employees who are not subject to liability under the Exchange Act at the time any such responsibility is exercised.

     Options granted under the 1993 Plan may be either incentive stock options within the meaning of the Internal Revenue Code, as amended, ("Incentive Stock Options"), or options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). The exercise price per share of Common Stock under an Option will be established by the Committee in its sole discretion at the time of grant; provided, however, that with respect to Incentive Stock Options, the Option Price will not be less than the fair market value of the Common Stock at the time the Option is granted, and with respect to Non-Qualified Stock Options, the Option Price will not be less than eighty-five (85%) percent of the fair market value of the Common Stock at the time the Option is granted. Options may be exercised in whole or in part at such time or times as will be determined by the Committee and set forth in the applicable option agreement, except that the term of any Option will not be longer than ten years from the date of its grant. Options will be exercised in accordance with procedures established by the Committee. Options are nontransferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, as defined in the Code and the Employee Retirement Income Security Act of 1974, as amended.

     Except as otherwise permitted by the Code, the aggregate fair market value (determined as of the time the Option is granted) of the Common Stock with respect to which any Incentive Stock Option may be exercisable for the first time by the grantee in any calendar year (under the 1993 Plan or any other stock option plan of the Company or any or subsidiary thereof) will not exceed $100,000.

     No Incentive Stock Option may be granted to an individual who, at the time the Option is granted, owns, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Company or of any subsidiary thereof, unless such Option (i) has an Option price of at least 110 percent of the fair market value of the Common Stock on the date of the grant of such Option and (ii) cannot be exercised more than five years after the date it is granted. The Committee may grant options under the 1993 Plan to any officer, Director, employee or consultant of the Company or its subsidiaries, who is not a member of the Committee. Directors of the Company who are not also officers or employees are not eligible for awards under the 1993

Plan. There currently are two executive officers of the Company who are eligible for the grant of options under the 1993 Plan.

     The aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the 1993 Plan, the number of shares of Common Stock covered by each outstanding Option, and the price per share thereof of each such Option will be appropriately adjusted, if necessary, for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock effected without receipt of consideration by the Company. Subject to any required action by the shareholders, if the Company will be the surviving corporation in any merger or consolidation, any Option granted will cover the securities to which a holder of the number of shares of Common Stock covered by the unexercised or invested portion of the Option would have been entitled pursuant to the terms of the merger or consolidation.

     Options to purchase up to an aggregate of 163,250 shares of the Company's authorized but unissued Common Stock (subject to adjustment in certain cases, including stock splits, recapitalizations and reorganizations) are outstanding under the 1993 Plan. The Company has an effective registration statement on Form S-8 under the Securities Act covering up to an aggregate of 300,000 shares under the 1993 Plan and the Company's 1987 Stock Option Plan permitting the resale of shares issued under such Plans by affiliates and nonaffiliates in the public market without restriction under the Securities Act. However, the Company has agreed with H.J. Meyers not to issue any options under the 1993 Stock Option Plan that will either vest, or whose underlying shares of Common Stock may be resold under the Form S-8, prior to September 15, 1996.

     Under the Internal Revenue Code of 1986, as amended, the recipient of an incentive stock option does not generally recognize taxable income upon the grant and exercise of the option and the employer cannot deduct the related compensation expense. While the exercise of an Incentive Stock Option does not result in current taxable income, there are implications with regard to alternative minimum tax ("AMT"). When calculating income for AMT purposes, the amount is equal to the fair market value of the shares on the date of exercise less the purchase price. The recipient has a taxable event only at the later sale or distribution of the option stock, using the original option price as the basis for determining gain. If, however, the recipient engages in a disqualifying disposition of the option stock, the recipient will recognize as income at that time the difference between the exercise price and the option stock fair market value at the time of option exercise and the employer may deduct that amount as compensation expense.

The Proposed Amendment

     The 1993 Plan currently authorizes a total of 200,000 shares. The Board of Directors has approved, and recommends that the shareholders approve, a proposal to increase the number of shares of Common Stock available for issuance under the 1993 Plan from 200,000 to 400,000 shares. As of July 31, 1995, options for 163,250 shares have been granted under the 1993 Plan. As of that date, the last sale price of the Common Stock on the NASDAQ Small-Cap Market was [$ ] per share.

     The Board believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key personnel and continue to promote the well being of the Company, it is in the best interest of the Company and its shareholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the 1993 Plan has proven to be a valuable tool in attracting and retaining key employees. It believes that such authority, in view of the Company's proposed expansion plans, should be expanded to increase the number of options which may be granted under the 1993 Plan. The


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


Board believes that such authority (i) will provide the Company with significant means to attract and retain talented personnel, (ii) will result in saving cash, which otherwise would be required to maintain currently key employees, and adequately attract and reward key personnel, and (iii) consequently, will prove beneficial to the Company's ability to be competitive.

Shareholder Vote Required to Approve the Proposal

     The approval by a majority of the votes present and entitled to vote at the Annual Meeting is required to approve an increase in the number of shares available for issuance pursuant to the 1993 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.

                    PROPOSAL IV - REINCORPORATION IN DELAWARE


General

     The Board of Directors has unanimously approved, and recommends for shareholder approval, the change of the Company's state of incorporation from
New York to Delaware, which also will result in the ability of the Company to issue preferred stock. The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware, while the ability to issue preferred stock will afford the Company additional financial flexibility. The purposes and effects of the proposed transaction are summarized below.

     In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly owned subsidiary incorporated in Delaware. The Delaware subsidiary has not engaged in any activities except in connection with the proposed transaction. The mailing address of the Delaware subsidiary's principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into the Delaware subsidiary. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and Bylaws of the successor Delaware corporation under which the Company's business would be conducted after the merger are set forth as Appendix A, Appendix B, and Appendix C, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Appendices.

     The reincorporation of the Company in Delaware through the above-described merger (hereinafter referred to as the "Reincorporation") requires approval of the Company's shareholders by the affirmative vote of the holders of two-thirds of all outstanding shares of Common Stock. Shareholders who do not vote for the proposal and who dissent by complying with the procedures required by the New York Business Corporation Law will have the right, if the Reincorporation is consummated, to receive payment of the fair value of their shares. See "Right to Dissent and Appraisal," below.

     In the following discussion of the proposed Reincorporation, the term "Village Green-NY" refers to the Company as currently organized as a New York corporation; the term "Village Green-DEL" refers to the new wholly owned Delaware subsidiary of Village Green-NY that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

     Upon shareholder approval of the Reincorporation, and upon approval of appropriate certificates of merger by the Secretaries of State of the States of New York and Delaware, Village Green-NY will be merged with and into Village Green-DEL pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Appendix B and Appendix C, respectively. Upon the effective time of the Reincorporation, each outstanding share of common stock of Village Green- NY and each share of Common Stock of Village Green-NY held in the treasury of Village Green-NY automatically will be converted into one share of Common Stock of Village Green-DEL. Outstanding options to purchase shares of Common Stock of Village Green-NY will be converted into options to purchase the same number of shares of Common Stock of Village Green-DEL. Each employee stock plan and any other employee benefit plan to which Village Green-NY is a party, whether or not such plan relates to the Common Stock of Village Green-NY, will be assumed by Village Green-DEL and, to the extent any such plan provides for the issuance or purchase of Common Stock of Village Green-NY, will be deemed to provide for the issuance or purchase of shares of Common Stock of Village Green-DEL.

     IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF VILLAGE GREEN-DEL; OUTSTANDING STOCK CERTIFICATES OF VILLAGE GREEN-NY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. THE COMMON STOCK OF THE COMPANY WILL CONTINUE TO BE TRADED ON THE NASDAQ SMALL-CAP MARKET AND BOSTON STOCK EXCHANGE.

Principal Reasons for Changing the Company's State of Incorporation

     The Company's Board of Directors believes that the Reincorporation will provide flexibility for both the management and business of the Company.

     Delaware  is a  favorable  legal  and  regulatory  environment  in which to operate.  For  many  years,  Delaware  has  followed  a  policy  of  encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs.

The Delaware Business Combinations Statute

     The Delaware Business Combinations Statute prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is defined as a person that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation and such person's affiliates and associates. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of a company, and certain transactions that would increase the interested shareholder's proportionate share ownership in a company) between an interested shareholder and a company for a period of three years after the date the interest shareholder acquired its stock, unless (i) the business combination is approved by such company's Board of Directors prior to the date the interested shareholder acquired its shares, (ii) the interested shareholder acquired at least 85% of the voting stock of such company in the transaction in which it became an interested shareholder, or (iii) the business combination is approved by a majority of the Board of Directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested shareholders at an annual or special meeting.

     If the Reincorporation is consummated, the Delaware Business Combinations Statute will apply to Village Green-DEL. The effect of the application of the Delaware Business Combinations Statute would be to reduce the likelihood of situations in which the Company may be forced to accept a proposal for the takeover of the Company without ample time to evaluate the proposal and appropriate alternatives and to encourage anyone contemplating a transaction with the Company to negotiate directly with the Company on a fair and equitable basis. The application of the Delaware Business Combinations Statute could make more difficult or discourage a tender offer for the Company's Common Stock or the completion of a "second step" merger by holder of a substantial block of the Company's Common Stock, irrespective of whether such action might be perceived by shareholders holding a majority of the Company's Common Stock to be beneficial to the Company and its shareholders. In effect, shareholders owning 15% of the Company's Common Stock might be able to block certain transactions, which is a smaller percentage than is currently the case.

     The application of the Delaware Business Combinations Statute could adversely affect the ability of shareholders to benefit from certain transactions which are opposed by the Board or by shareholders owning 15% of the Company's Common Stock, even if the price offered in such transactions represents a premium over the then-current market price of the Company's Common Stock. To the extent that the Board's disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board and current management may be strengthened, thereby assisting those persons in retaining their positions.

     However, the Board believes on balance that the Company's becoming subject to the provisions of the Delaware Business Combinations Statute will be in the best interests of the Company and its shareholders. In recent years there have been a number of surprise takeovers of publicly-owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the Board of Directors of the target company. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable considerations per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its shareholders. The protections afforded by the Delaware Business Combinations Statute will increase the likelihood that anyone contemplating a transaction with the Company would negotiate directly with the Company in advance. The Board believes that it is in a better position than the individual shareholders of the Company to negotiate effectively for an adequate price for all the shareholders, since the Board is likely to be more knowledgeable than any individual shareholder in assessing the business and prospects of the Company.

     The Board of Directors has carefully considered the potential adverse effects of being subject to the Delaware Business Combinations Statute described above and has unanimously concluded that the adverse effects are substantially outweighed by the increased protection which the statute will afford the Company and its shareholders.

Comparison of Certain Provisions of the Certificates of Incorporation and Bylaws of Village Green-DEL and Village Green-NY

     Upon the Reincorporation, the Certificate of Incorporation and Bylaws of Village Green-DEL will become the Company's Certificate of Incorporation and Bylaws. The following is a summary of certain significant differences between the provisions of the Certificate of Incorporation and Bylaws of Village Green-DEL and those of the Certificate of Incorporation and Bylaws of Village Green-NY. This summary does not purport to be complete, and reference is made to the Certificate of Incorporation and Bylaws of Village Green-DEL, which are attached hereto as Appendix B and Appendix C, respectively. Copies of the Certificate of Incorporation and Bylaws of Village Green-NY are available for inspection at the principal executive offices of the Company and will be sent to shareholders of the Company upon written request.

     Capitalization.

     The Certificate of Incorporation of Village Green-DEL authorizes the issuance of 10,000,000 shares of Common Stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share. Village Green-DEL's preferred stock may be issued in series, each series being composed of such number of shares and having such dividend, liquidation, voting, conversion, redemption and other rights, if any, as the Board of Directors may determine. Currently Village Green-NY is authorized to issue 10,000,000 shares of Common Stock, par value $.001 per share, 3,741,155 shares of which were outstanding as of July 31, 1995. Village Green-NY is not authorized to issue any preferred stock. In the Reincorporation, one share of Common Stock of Village Green-DEL will be issued for each outstanding share of Common Stock of Village Green-NY. Accordingly, while the Reincorporation would not affect the extent of any shareholder's proportional ownership interest in the Company, it grants the Board the authority to issue preferred stock as it deems advisable.

     The Board believes that it is desirable to have preferred stock available for future financings, acquisitions, stock splits or dividends, employee benefit plans or other corporate purposes. The Company has no definitive plans, arrangements, commitments, or understandings with respect to the issuance of any shares of preferred stock which would be authorized by the Certificate of Incorporation of Village Green-DEL. The Board (subject to applicable law, rules of regulatory agencies and requirements of the NASDAQ Small-Cap Market and Boston Stock Exchange) has the power to issue shares of preferred stock without further shareholder approval. One of the effects of the ability of the Company to issue preferred stock may be to enable the Board to render more difficult or discourage an attempt to obtain control of the Company. The Board would have the ability to issue shares of preferred stock with terms which would make a takeover substantially more expensive. In addition, any issuance of preferred stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock. See "Purposes and Effects of Certain Provisions of the Certificate of Incorporation and Bylaws of Village Green- Delaware - Serial Preferred Shares Provisions" below.

     Removal of Directors; Filling Vacancies on the Board of Directors.

     The Village Green-DEL Bylaws provide that any director or the entire board of directors generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. The Village Green-NY Bylaws similarly provide that a director may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors, but also authorizes the Board of Directors, by majority vote, to remove a director for cause.

     Under the Village Green-DEL Bylaws, if the office of any director becomes vacant, the remaining directors in office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, such appointee to hold office until the next annual meeting of shareholders or until his successor shall be duly chosen.

     The Village Green-NY Bylaws also provide that if any vacancies occur in the Board of Directors, all of the directors then in office, although less than a quorum, may, by majority vote choose a successor or successors, or fill a newly created directorship, and the directors so chosen shall hold office until the next annual meeting of the shareholders and until their successors shall be duly elected and qualified, unless sooner displaced; provided, however, that if in the event of any such vacancy, the directors remaining in office shall be unable by majority vote, to fill such vacancy, within thirty (30) days of the occurrence thereof, the President or the Secretary may call a special meeting of the shareholders at which such vacancy shall be filled.

     Limitation on Directors' Liability.

     The Village Green-DEL ByLaws provide that no director of the Company shall be personally liable for any monetary damages for breaches of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) for any transaction from which the director derived an improper personal benefit, or (iv) under Section 174 of the Delaware General Corporation Law, which relates to the unlawful payment of dividend or unlawful stock purchase or redemption.

     The Village Green-NY Certificate of Incorporation provides that the personal liability of the Company's Directors for breach of duty as a director shall be eliminated to the fullest extent permitted by the New York Business Corporation Law. Section 402(b) of the New York Business Corporation Law provides that no such provision shall eliminate or limit the liability of any director if a judgment or other final adjudication adverse to him establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct, or (ii) he personally gained a financial profit or other advantage to which such director was not legally entitled or (iii) the director's acts violated Section 719 of the New York Business Corporation Law, which relates to the improper payment of a dividend, an invalid purchase of shares or distribution of assets, and unauthorized loans to directors.

     Amendment or Repeal of the Certificate and Bylaws.

     The Village Green-DEL Certificate of Incorporation is silent as to the amendment or repeal of the Certificate of Incorporation. Under Delaware law, unless the certificate of incorporation otherwise provides, amendments of the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Village Green-DEL Bylaws provide that the Bylaws may be amended or repealed by the vote of a majority of the (i) stockholders or (ii) Board of Directors.

     The Village Green-NY Bylaws and Village Green-NY Certificate of Incorporation are silent concerning amendment of its provisions. The New York Business Corporation Law generally requires approval of the majority of shareholders to amend the certificate of incorporation.

     Limitation on Call of Meetings.

     The Village Green-DEL Bylaws provide that a special meeting of shareholders may be called by the President or the Board of Directors.

     The Village Green-NY Bylaws permit a special meeting of stockholders to be called by the President, the Board of Directors or shareholders of at least 10% of outstanding shares entitled to vote and shall be called by the President or the Secretary at the request in writing of a majority of the directors or shareholders of at least 10% of outstanding shares entitled to vote.

Certain Differences Between the Corporation Laws of New York and Delaware

     Summarized below are certain differences between the New York Business Corporation Law and the Delaware General Corporation Law which may affect the interests of stockholders. The summary does not purport to be a complete statement of the differences between the New York Business Corporation Law and the Delaware General Corporation Law and related laws affecting stockholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws.

     Vote Required for Mergers.

     New York law requires the affirmative vote of two-thirds of a corporation's outstanding shares to authorize a merger, consolidation, dissolution or disposition of substantially all of its assets. Delaware law requires the affirmative vote of a majority of the outstanding shares to authorize any such action, unless otherwise expressly provided in the certificate of incorporation. There is no such provision in the Village Green-DEL Certificate of Incorporation.

     Dividends.

     Under both New York and Delaware law, a corporation may generally pay dividends out of surplus. In addition, Delaware law permits a corporation, under certain circumstances, to pay dividends if there is no surplus out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

     Loans to Directors.

     New York law prohibit loans to directors unless authorized by stockholder vote. Delaware law permits the Board of Directors without stockholder approval to authorize loans to corporate directors who also are officers, whenever, in the judgment of the directors, such loan may reasonably be expected to benefit the Company.

     Stock Repurchases.

     New York law permits repurchases of shares out of surplus except when currently the corporation is insolvent or would thereby be made insolvent, and permits a corporation to purchase its own shares out of stated capital, except when currently the corporation is insolvent or would thereby be made insolvent, if the purchase is made for the purpose of (i) eliminating fractions of shares,
(ii) collecting or compromising indebtedness to the corporation, or (iii) paying stockholders entitled to receive payment for their shares under the appraisal provisions of the New York corporation laws. Under Delaware law a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares is such shares will be retired upon the acquisition and the capital of the corporation will be thereby reduced.

     Stockholder Records.

     Under New York Law, a person must have been a stockholder for at least six months, or be authorized in writing by the holders of 5% of any class of a corporation's outstanding shares, in order to examine the minutes and stockholder records of a corporation. Under Delaware law, any stockholder with a proper purpose may demand inspection.

     Corporate Action Without a Stockholders Meeting.

     A stockholders' meeting to authorize corporate action may be dispensed with by a New York corporation only upon the written consent of all stockholders. Delaware law permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise. There is no such provision in the Village Green-DEL Certificate of Incorporation.

     Rights and Options.

     New York requires stockholder approval of any plan pursuant to which rights or options are to be granted to directors, officers or employees. Delaware law does not require stockholder approval of such plans, although various other applicable legal requirements, such as rules of the Securities and Exchange Commission, may make stockholder approval of certain rights or option plans necessary or desirable.

     Dissenters' Rights.

     New York law provides that, upon compliance with the applicable requirements and procedures, a dissenting stockholder has the right to receive the fair value of his shares if he objects to (i) certain mergers, (ii) a consolidation, (iii) a disposition of assets requiring stockholder approval or
(iv) certain amendments to the certificate of incorporation which adversely affect the rights of stockholder.

     Delaware law provides such appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations, and such appraisal rights do not apply (i) to stockholders of the surviving corporation in a merger if stockholder approval of the merger is not required or (ii) to any class of stock which is either listed on a national securities exchange or held of record by more than 2,000 holders unless stockholders are required to accept for their shares in the merger or consolidation anything other than Common Stock of the surviving or resulting corporation or common stock of another corporation that it so listed or held (and cash in lieu of fractional shares). The shares of the Company are presently listed on the NASDAQ Small-Cap Market and Boston Stock Exchange and as of July 31, 1995, were held by approximately [ ] stockholders of record.

     Consideration for Shares.

     New York law provides that neither obligations of the subscriber for future payments nor obligations of the subscriber for future services shall constitute payment or part payment for shares of a corporation. Further, certificates for shares may not be issued until the full amount of the consideration therefor has been actually paid or services actually performed (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Delaware law provides that shares of stock may be issued, and deemed to be fully paid and nonassessable, if the corporation receives consideration having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

     Notices and Record Date.

     Under Delaware law, the Board of Directors of Village Green-DEL may fix a record date for stockholder meeting and may give notices for such meetings which shall not be more than sixty nor less than ten days before the date of a meeting. New York law allows for a period of between ten and fifty days for notices or determinations of a record date.

Federal Tax Consequences

     In the opinion of Littman & Krooks, P.C., counsel to the Company, the merger which will take place in connection with the Reincorporation should, under current law, constitute a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). In rendering such opinion, such counsel has relied upon representations contained in certificates of the Company. No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of such merger. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions of counsel or that a challenge by the IRS, if made, will not be successful.

     Assuming that the Reincorporation constitutes a tax-free reorganization, the federal income tax consequences to the Company and its stockholders are as follows. No gain or loss will be recognized to Village Green-NY or Village Green-DEL as a result of this transaction. No gain or loss will be recognized to stockholders who exchange their Village Green-NY Common Stock solely for Village Green-DEL Common Stock. Stockholders will have the same tax basis in the Common Stock of Village Green-DEL received in this transaction as the basis in the Common Stock of Village Green-NY exchanged therefor, and the holding period of the Common Stock of Village Green-DEL will include the period during which the Common Stock of Village Green-NY were held, provided such Common Stock of Village Green-NY were held as capital assets on the effective date of the Reincorporation. In most instances, a dissenting stockholder who receives payment for Common Stock upon exercise of the right of appraisal will recognize gain or loss for federal income tax purposes measured by the difference between the basis for the Common Stock and the amount of payment received. Such gain or loss will be capital gain or loss if the Common Stock were held as capital assets on the effective date of the Reincorporation.

     The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and corporations subject to the alternative minimum tax. In view of the individual nature of tax consequences, holders are urged to consul their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.

Right to Dissent and Appraisal

     Section 910 of the New York Business Corporation Law ("BCL") sets forth the rights of stockholders of the Company who object to the merger which will take place in connection with the Reincorporation. Any stockholder of the Company who does not vote in favor of the Reincorporation may, if the Reincorporation is effected, may obtain payment in cash of the fair value of his shares by complying with requirements of Section 623 of the BCL, which relates to the procedure to enforce shareholder's right to receive payment for shares.

     In general, Section 623 requires a shareholder seeking to enforce appraisal rights to:

     (1) file with the Company, at or prior to the Annual Meeting, a written objection to the Reincorporation including a statement that the shareholder intends to demand payment for his shares if the Reincorporation is effected;

     (2) vote against or abstain from voting on the Reincorporation; and

     (3) file with the Company, within 20 days after receipt of a notice from the Company stating that the Reincorporation was approved by the Company's shareholders, a written notice of election to exercise appraisal rights in compliance with Section 623(c), which notice shall terminate all of such shareholder's rights as a shareholder except only to receive the fair value of the shares.

     Upon receipt of the shareholder's Section 623(c) notice, in the event that the Company and the shareholder do not agree on the fair market value of such shareholder's Company Common Stock, the Company must, pursuant to Section 623(h), institute a special court proceeding to determine the rights of the dissenting shareholder and to fix the fair value of his shares of the Company Common Stock. Although the management of the Company intends to institute such special proceedings when required, if the Company should fail to institute such a proceeding within the time period fixed under Section 623(h), the dissenting shareholder may then institute such proceeding.

     Please note that a vote against the Reincorporation will not satisfy the notice requirement under the New York law. Any shareholder wishing to enforce his rights under Section 623 must file a separate objection to the Reincorporation and a separate notice of election to exercise appraisal rights, in the manner and within the time frames, specified in Section 623.

     The foregoing summary does not purport to be a complete statement of the provisions of Sections 910 and 623 of the BCL and is qualified in its entirety by reference to those Sections, copies of which are attached as Appendix D hereto.

     FAILURE TO COMPLY WITH ANY OF THE PROCEDURAL REQUIREMENTS OF SECTION 623 MAY RESULT IN A TERMINATION OR WAIVER OF APPRAISAL RIGHTS UNDER SECTION 623.

Amendment

     The  Reincorporation  Agreement  may be amended,  modified or  supplemented prior to the effective time of the Reincorporation upon the approval of the Board of Directors of Village Green-NY and Village Green-DEL. However, no amendment, modification or supplement may be made after the adoption of the Reincorporation Agreement by the stockholders of Village Green-NY which changes the Reincorporation Agreement in a way which, in the judgment if the Board of Directors of Village Green-NY, would have a material adverse effect on the stockholders of Village Green-NY unless such amendment, modification or supplement is approved by such stockholders.

Termination

     The Reincorporation Agreement provides that the Board of Directors of Village Green-NY may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time, whether before or after approval by the stockholders of Village Green-NY, if (i) the Reincorporation shall not have received the requisite approval of the stockholders of Village Green-NY or (ii) the Board of Directors of Village Green- NY determines for any reason in its sole judgment that the consummation of the transaction would be inadvisable or not in the best interests of Village Green-NY and its stockholders.

Stockholder Vote Required to Approve the Proposal

     Approval of the proposal will require the affirmative vote of the holders of two-thirds of the shares of Common Stock issued and outstanding and entitled to vote thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE COMPANY'S REINCORPORATION IN DELAWARE.

                                 OTHER BUSINESS


     Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting, it is intended that the persons named in the accompanying proxy will vote at their discretion.


                                  ANNUAL REPORT


     The Annual Report for the Fiscal Year 1995 including financial statements, is being furnished herewith to shareholders of record as of the Record Date. The Annual Report does not constitute a part of the proxy soliciting material.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any shareholder desiring to present proposals to other shareholders at the next annual meeting of shareholders must transmit such proposal to the Company so that it is received by the Company on or before April 31, 1996. All such proposals should be in compliance with applicable regulations of the Securities and Exchange Commission.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF COMMON STOCK ON THE RECORD DATE, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE CORPORATE SECRETARY, THE VILLAGE GREEN BOOKSTORE, INC., 1357 MONROE AVENUE, ROCHESTER, NEW YORK 14618.


                                         By Order of the Board of Directors

                                         John W. Borek
                                         Secretary


August 4, 1995

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                       (REINCORPORATION MERGER AGREEMENT)

                                       OF

                        THE VILLAGE GREEN BOOKSTORE, INC.
                            (a New York corporation)

                                       AND

                        THE VILLAGE GREEN BOOKSTORE, INC.
                            (a Delaware corporation)

THIS  AGREEMENT  AND PLAN OF MERGER is made and entered  into as of [          ,
1995] by and between THE VILLAGE GREEN BOOKSTORE, INC., a New York corporation ("VILLAGE GREEN-NY") and THE VILLAGE GREEN BOOKSTORE, INC., a Delaware corportion which is a newly-formed and wholly-owned subsidiary of VILLAGE GREEN-NY ("VILLAGE GREEN-DEL"), and approved by resolutions adopted by their respective Boards of Directors.

     WHEREAS, VILLAGE GREEN-NY is a business corporation of the State of New York with its principal office therein located at 1357 Monroe Avenue, City of Rochester, County of Monroe; and

     WHEREAS, the total number of shares of stock which VILLAGE GREEN-NY has authority to issue is ten million (10,000,000), all of which are of one class and of a par value of $0.001 each; and

     WHEREAS, VILLAGE GREEN-DEL is a business corporation of the State of Delaware with its registered office therein located at 32 Lockerman Square, Suite L-100, in the City of Dover, County of Kent, 19901; and

     WHEREAS, the total authorized capital stock of VILLAGE GREEN- DEL is (i) 10,000,000 shares of Common Stock with a par value of $0.001 each, of which [ ] shares are issued and outstanding and owned by VILLAGE GREEN-NY; and (ii) 1,000,000 shares of Preferred Stock, $0.001 par value, none of which are issued and outstanding; and

     WHEREAS, the New York Business Corporation Law permits a merger of a business corporation of the State of New York with and into a business corporation of another jurisdiction; and

     WHEREAS, the General Corporation Law of the State of Delaware permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware; and

     WHEREAS, VILLAGE GREEN-NY and VILLAGE GREEN-DEL, and the respective Boards of Directors thereof, deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge VILLAGE GREEN-NY with and into VILLAGE GREEN-DEL pursuant to the provisions of the New York Business Corporation Law and pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by VILLAGE GREEN-NY and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by VILLAGE GREEN-DEL and approved by a resolution adopted by its Board of Directors, the Agreement and Plan of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

     1. VILLAGE GREEN-NY and VILLAGE GREEN-DEL shall, pursuant to the provisions of the New York Business Corporation Law and the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation, to wit, VILLAGE GREEN-DEL, which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Delaware. The separate existence of VILLAGE GREEN-NY, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the New York Business Corporation Law.

     2. Annexed hereto and made a part hereof is a copy of the Certificate of Incorporation of the surviving corporation as the same shall be in force and effect at the effective time in the State of Delaware of the merger herein provided for; and said Certificate of Incorporation shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

     3. The present by-laws of the surviving corporation will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

     4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships  and  offices  until  the  election  and  qualification  of  their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

     5. Upon the effective time of the merger, by virtue of the Reincorporation Merger and without any action on the part of the holder thereof, each VILLAGE-NY Common Share outstanding immediately prior thereto shall be changed and converted into and shall be one fully paid and nonassessable share of VILLAGE GREEN- DEL Common Stock.

     6. Upon the effective time of the merger, by virtue of the Reincorporation Merger and without any action on the part of the holder thereof, each share of VILLAGE GREEN-DEL Common Stock outstanding immediately prior thereto shall be canceled and retired and resume the status of an authorized and unissued share of VILLAGE GREEN-DEL Common Stock, and no shares of VILLAGE GREEN-DEL Common Stock or other securities of VILLAGE GREEN-DEL shall be issued in respect thereof and no amount shall be paid or other property delivered in respect thereof.

     7. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the New York Business Corporation Law and upon behalf of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New York and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of New York and the State of Delaware and elsewhere to effectuate the merger herein provided for.

     8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

     The effective  time of this  Agreement and Plan of Merger,  and the time at which the merger  herein  agreed  upon shall  become  effective  in the State of
Delaware, shall be [            , 1995].

     IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.


Dated:  [             , 1995]


                       THE VILLAGE GREEN BOOKSTORE, INC.,
                             a Delaware corporation



                       By:
                           -----------------------------------------
                           RAYMOND C. SPARKS, President and
                             Chairman of the Board of Directors


Attest:


- ------------------------------
JOHN W. BOREK, Secretary







                       THE VILLAGE GREEN BOOKSTORE, INC.,
                             a New York corporation




                       By:
                           -----------------------------------------
                           RAYMOND C. SPARKS, President and
                             Chairman of the Board of Directors


Attest:


- ------------------------------
JOHN W. BOREK, Secretary

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                        THE VILLAGE GREEN BOOKSTORE, INC.


     FIRST:      The name of the Corporation is:

                 THE VILLAGE GREEN BOOKSTORE, INC.

     SECOND: The address of the Corporation's registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent, 19901. The name of the registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the laws of the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is eleven million 11,000,000 shares, of which ten million 10,000,000 shares shall be Common Stock, par value $.001 per share, and one million 1,000,000 shares shall be Preferred Stock, par value $.001 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of

Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

          (a) the designation of such series, the number of shares to constitute such series and the stated value if different from the par value thereof;

          (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

          (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

          (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

          (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution, or winding up, or upon any distribution of the assets, of the Corporation;

          (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

          (j)  any  other  powers,  preferences  and  relative,   participating,
     optional and other special rights, and qualifications, limitations and restrictions, thereof.

     The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

     FIFTH: The name and address of the sole  incorporator are as follows:

               Name                     Address
               ----                     -------
               Raymond C. Sparks        1357 Monroe Avenue
                                        New York, NY 14618

     SIXTH: Unless required by law or determined by the chairman of the meeting to be advisable, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

     SEVENTH: The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, and to reclassify the same, and to amend, alter, change or repeal any provision contained in the Certificate of Incorporation under which the Corporation is organized or in any amendment thereto, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders in said Certificate of Incorporation or any amendment thereto are granted subject to the aforementioned reservation.

     EIGHTH: The Board of Directors shall have the power at any time, and from time to time, to adopt, amend and repeal any and all By-laws of the Corporation.

     NINTH: All persons who the Corporation is empowered to indemnify pursuant to the provision of Section 145 of the General Corporation Law of the State of Delaware (or any similar provision or provision of applicable law at the time in effect), shall be indemnified by the Corporation to the full extent permitted thereby. The foregoing right of indemnification shall not be deemed to be exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested director, or otherwise. No repeal or amendment of this Article NINTH shall adversely affect any rights of any person pursuant to this Article NINTH which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

     TENTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or amendment of this Article TENTH shall adversely affect any rights of any person pursuant to this Article TENTH which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

     ELEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class or creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     THE UNDERSIGNED incorporator hereby affirms that the statements made herein are true under penalties of perjury, and is hereby executing this Certificate of
Incorporation this [ ] day of [          , 1995].



                                               By:
                                                  ------------------------------
                                                     Raymond C. Sparks
                                                     Incorporator

                                                                      APPENDIX C


                        THE VILLAGE GREEN BOOKSTORE, INC.

                                     BY-LAWS

                        - - - - - - - - - - - - - - - - -


                                    ARTICLE I

                                     OFFICES

     1. REGISTERED OFFICE. The location of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent, and the name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     2. OTHER OFFICES. The Corporation shall in addition to its registered office in the State of Delaware establish and maintain an office or offices at such place or places as the Board of Directors may from time to time find necessary or desirable.

                                   ARTICLE I.

                                 CORPORATE SEAL

     The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation and may be in such form as the Board of Directors may determine. Such seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

                                   ARTICLE III

                            MEETINGS OF STOCKHOLDERS

     1. PLACE OF MEETING. All meetings of the stockholders shall be held at the registered office of the Corporation in the State of Delaware or at such other place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors.

     2. ANNUAL MEETINGS. The annual meeting of stockholders shall be held on such day and at such time as may be determined from time to time by resolution of the Board of Directors. The election of Directors and any other proper business may be transacted at the annual meeting.

     3. QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting, from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At such adjourned meeting at which the requisite amount of voting stock shall be represented any business may be transacted which might have been transacted at the meeting as originally notified.

     4. VOTING. At each meeting of the stockholders each stockholder shall have one vote for each share of capital stock having voting power, registered in his name on the books of the Corporation at the record date fixed in accordance with these By-laws, or otherwise determined, with respect to such meeting. Except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws, all matters coming before any meeting shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote thereat, a quorum being present.

     5. NOTICE. Notice of each meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose for which the meeting is called.

     6. OTHER MEETINGS. Special meetings of the stockholders, for any purpose or purposes other than the election of directors, unless otherwise prescribed by statute, may be called by the President or by the Board of

Directors. Business transacted at each special meeting shall be confined to the purpose or purposes stated in the notice of such meeting.

                                   ARTICLE IV

                                    DIRECTORS

     1. POWERS. The business and affairs of the Corporation shall be managed under the direction of a Board if Directors, which may exercise all such powers and authority for and on behalf of the Corporation as shall be permitted by law, the Certificate of Incorporation or these By-laws.

     2. NUMBER AND TERM. The number of directors comprising the Board of Directors shall be such number as may be from time to time fixed by resolution of the Board of Directors and shall not be less than two or more than ten. The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and shall qualify. Directors need not be stockholders.

     3. ELECTION. The directors shall be elected by the holders of shares of stock of the Corporation entitled to vote on the election of directors, and directors shall be elected by a plurality vote.

     4. RESIGNATION. Any director may resign at any time by giving written notice of his resignation to the Board of Directors. Any such resignation shall take effect upon receipt thereof by the Board, or at such later date as may be specified therein. Any such notice to the Board shall be addressed to it in care of the Secretary.

     5. REMOVAL. Any director or directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors.

     6. VACANCIES. If the office of any director, member of a committee or other office becomes vacant, the remaining directors in office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, such appointee to hold office until the next annual meeting of shareholders or until his successor shall be duly chosen.

                                    ARTICLE V

                             COMMITTEES OF DIRECTORS

     The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, including, without limitation, a financial committee and a stock option committee, each committee to consist of two or more of the directors of the Corporation. Each such committee shall have such of the powers and authority of the Board as may be provided from time to time in resolutions adopted by a majority of the whole Board. The requirements with respect to the manner in which the committee or committees shall hold meetings and take actions shall be set forth in the resolutions of the Board of Directors designating the committee or committees.

                                   ARTICLE VI

                 MEETING OF DIRECTORS; ACTION WITHOUT A MEETING

     1. MEETINGS. The newly elected directors may hold their first meeting for the purpose of organization and the transaction of business within or without the State of Delaware if a quorum be present immediately after the annual meeting of the stockholders or the time and place of such meeting may be fixed by consent in writing of all the directors. Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.

     2. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board or Chief Executive Officer on at least 24 hours' notice to each director. Except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these By-laws, the purpose or purposes of any such special meeting need not be stated in such notice, although the time and place of the meeting shall be stated.

     3. QUORUM. A majority of the Board of Directors shall constitute a quorum for the transaction of business. If, at any meeting of the Board, there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be adjourned. Any member or members of the Board of Directors or of any committee designated by the Board may participate in a meeting of the Board or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this sentence shall constitute presence in person at such meeting.

     4. ACTION WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, prior to such action, a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board or such committee.

     5. COMPENSATION. Directors shall not receive any stated salary for their services as directors or as members of committees but, by resolution of the Board of Directors, fixed fees and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

                                   ARTICLE VII

                  CHAIRMAN OF THE BOARD AND EXECUTIVE OFFICERS

     1. CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors shall have general supervision and management of the business of the Corporation and shall see that all orders and resolution of the Board are carried into effect. He shall preside at all meetings of the Shareholders and the Board of Directors.

     2. EXECUTIVE OFFICERS. The executive officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice-Presidents, a Treasurer and a Secretary, all of whom shall be elected annually by the Directors, who shall hold office until their respective successors are elected and qualified. All vacancies occurring among any of the officers shall be filled by the Directors. Any officer may be removed at any time by the affirmative vote of a majority of the Directors present at a Special Meeting of Directors called for the purpose.

     3. OTHER OFFICERS. The Board of Directors may appoint such other officers and agents with such powers and duties as it shall deem necessary.

     4. PRESIDENT. The President shall be the chief executive officer of the Corporation. Subject to the supervision and direction of the Board of Director, he shall be responsible for managing the affairs of the Corporation. He shall have supervision and direction of all of the other officers of the Corporation and shall have the powers and duties usually and customarily associated with the office of the President. In the absence of the Chairman, he shall preside at meetings of the stockholders.

     5. VICE PRESIDENTS. The Vice Presidents shall have such powers and duties as may be delegated to them by the President.

     6. TREASURER. The Treasurer shall have custody of the corporate funds and securities, and shall deposit or cause to be deposited under his direction all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to authority granted by it.

He shall render to the President and the Board whenever they may require it an account of all his transactions as Treasurer and of the financial condition of the Corporation. He shall have such other powers and duties as may be delegated to him by the President.

     7. THE SECRETARY. The Secretary shall keep the minutes of all proceedings of the Directors and of the Shareholders; shall attend to the giving and serving of all notices to the Shareholders and Directors or other notice required by law or by these By-Laws; shall affix the seal of the Corporation to deeds, contracts and other instruments in writing requiring a seal, when duly signed or when so ordered by the Directors; shall have charge of the certificate books and stock books and such other books and papers as the Board may direct, and shall perform all other duties incident to the office of Secretary.

     8. SALARIES. The salaries of all officers shall be fixed by the Board of Directors, and the fact that any officer is a Director shall not preclude him from receiving a salary as an officer, or from voting upon the resolution providing the same.

     9. RESIGNATION. Any officer may resign at any time by giving written notice of his resignation to the Board of Directors. Any such resignation shall take effect upon receipt thereof by the Board or at such later date as may be specified therein. Any such notice to the Board shall be addressed to it in care of the Secretary.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     1. CERTIFICATES OF STOCK. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President and Treasurer.

     2. LOST CERTIFICATES. A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum as they may direct, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate or the issuance of any such new certificate.

     3. CHECKS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or agent or agents of the Corporation, and in such manner as shall be determined, from time to time, by resolution of the Board of Directors.

     4. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

     5. NOTICE AND WAIVER OF NOTICE. Whenever any notice is required to be given by these By-Laws, personal notice is not meant unless expressly so stated and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the fifth day following such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute.

     Whenever any notice whatever is required to be given under the provisions of any law or under the provisions of the Certificate of Incorporation of the Corporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE IX

                                 INDEMNIFICATION

     1. INDEMNIFICATION. Any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) (hereinafter an "indemnitee"), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provided broader indemnification than permitted prior thereto), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such indemnitee in connection with such action, suit or proceeding, if the indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of the proceeding, whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe such conduct was unlawful.

     2. EXPENSES. All reasonable expenses incurred by or on behalf of the indemnitee in connection with any suit, action or proceeding, may be advanced to the indemnitee by the Corporation.

     3. NON-EXCLUSIVITY. The rights to indemnification and to advancement of expenses conferred in this article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute the Certificate of Incorporation, a By-Law of the Corporation, agreement, vote of stockholders or disinterested Directors or otherwise.

     4. BINDING EFFECT. The indemnification and advancement of expenses provided by this article shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

                                    ARTICLE X

                                   AMENDMENTS

     These By-Laws may be altered or repealed and new By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal of any By-Law or By-Laws to be made be contained in the notice of such special meeting by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat or by the affirmative vote of a majority of the Board of Directors, at any regular or special meeting of the Board of Directors, if notice of the proposed alteration or repeal of any By-Law or By-Laws to be made, be contained in the notice of such regular or special meeting.

                                                                      APPENDIX D


     Section 910 - RIGHT OF SHAREHOLDER TO RECEIVE PAYMENT FOR SHARES UPON MERGER OR CONSOLIDATION,OR SALE, LEASE, EXCHANGE OR OTHER DISPOSITION OF ASSETS, OR SHARE EXCHANGE.--(a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

     (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in subparagraphs (A), (B) and (C).

          (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

               (i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); and

               (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subparagraph (i), unless such merger effects one or more of the changes specified in subparagraph
(b)(6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder.

          (B) Any sale, lease, exchange or other disposition of all of substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

          (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange.

     (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623. (Last amended by Ch. 390, L. '91, eff. 7-15-91.)

     Section 623 - PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES. --(a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

     (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

     (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

     (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him or record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

     (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

     (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of the transfer.

     (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholder's authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares.

If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, of if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If with thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

     (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, of if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period thirty days thereafter upon the price to be paid for their shares:

          (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

          (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

          (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

          (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3401 of the civil practice law and rules.

          (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

          (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment.

In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

          (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay;
(B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both by which the fair value of the shares as determined exceeds the corporate offer.

          (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificate for any such shares represented by certificates.

     (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

     (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

          (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

          (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

          (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

     (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

     (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

     (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations). (Last amended by Ch. 117, L.'86, eff. 9-1-86.)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      OF THE VILLAGE GREEN BOOKSTORE, INC.

            PROXY - Annual Meeting of Shareholders, September 7, 1995

     The undersigned, a shareholder of The Village Green Bookstore, Inc., a New York corporation (the "Company"), does hereby constitute and appoint Raymond C. Sparks, John W. Borek, Steven B. Sands and John P. Holmes and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 1995 Annual Meeting of Shareholders of the Company to be held at the Rochester Plaza Hotel, 70 State Street, Rochester, NY 14614, on September 7, 1995 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

     The undersigned hereby instructs said proxies or their substitutes as set forth below.

1.   ELECTION OF DIRECTORS:

     The election of the following directors: Raymond C. Sparks, John W. Borek, Steven B. Sands, John P. Holmes and Michael S. Smith, to the Board of Directors, to serve until their successors are elected and shall qualify.

          / /     FOR              / /     TO WITHHOLD AUTHORITY TO VOTE FOR ALL
                                           NOMINEES

          / / TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PRINT NAMES(S) BELOW:


          ----------------------------------------------------------

2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

     To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 28, 1996.

          / /     FOR              / /     AGAINST               / /     ABSTAIN


          ----------------------------------------------------------


3.   AMENDMENT TO THE 1993 STOCK OPTION PLAN:

     To approve an amendment to the Company's 1993 Stock Option Plan to increase shares available for grant from 200,000 shares to 400,000 shares.

          / /     FOR              / /     AGAINST               / /     ABSTAIN


          ----------------------------------------------------------


4.   REINCORPORATION FROM NEW YORK TO DELAWARE:

     To approve the Company's reincorporation from New York to Delaware.

          / /     FOR              / /     AGAINST               / /     ABSTAIN


          ----------------------------------------------------------


5. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters that may come before the Meeting.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS, TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS, TO APPROVE THE AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN, TO APPROVE THE COMPANY'S REINCORPORATION FROM NEW YORK TO DELAWARE AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

     The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated August 4, 1995, and a copy of the Company's Annual Report.

                    Please mark, date, sign and mail this proxy in the envelope provided for this purpose.

                    Dated:_________________________________, 1995


                    _________________________________________________ (L.S.)


                    _________________________________________________ (L.S.)
                                     Signature(s)



                    NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officers.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY.


                                       -3-